Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

SUPPLEMENT DATED JANUARY 11, 2013, TO THE

STATEMENT OF ADDITIONAL INFORMATION FOR CLASS A SHARES, CLASS C

SHARES, CLASS Y SHARES, AND CLASS I SHARES, DATED APRIL 30, 2012

Effective immediately, the following changes apply to the Statement of Additional Information for Class A Shares, Class C Shares, Class Y Shares and Class I Shares.

The last paragraph on page 11 under the sub-section “Risks of Options, Futures and Forward Contracts” is deleted and replaced with the following:

“Exclusion for Definition of Commodity Pool Operator.  Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund.   Each Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA.  Effective December 31, 2012, in order to claim the Rule 4.5 exemption, each Fund is significantly limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts).  As a result, in the future, each Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage each Fund, and on each Fund’s performance.”

Please retain this Supplement with your Statement of Additional Information for reference.